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   As filed with the Securities and Exchange Commission on August 29, 1997
                   Registration Nos. 2-95973 and 811-4236

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549

                                FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            /X/

                      POST EFFECTIVE AMENDMENT NO. 43                        /X/

                                  AND

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        /X/

                            AMENDMENT NO. 44                                 /X/

                           THE ONE GROUP-Registered Trademark-
            (Exact Name of Registrant as Specified in Charter)

                         1111 Polaris Parkway
                            P.O. Box 710211
                       Columbus, Ohio 43271-0211
                (Address of Principal Executive Offices)

                           (800) 480-4311
                   (Registrant's Telephone Number)

                          George Martinez
                         3435 Stelzer Road
                        Columbus, Ohio 43219
              (Name and Address of Agent for Service)

                              Copies To:

      Alan G. Priest, Esquire                  Michael V. Wible, Esquire
      Ropes & Gray                             Banc One Corporation
      One Franklin Square                      100 East Broad Street, 18th Fl.
      1301 K Street, N.W., Suite 800E          Columbus, Ohio 43271
      Washington, D.C. 20005

It is proposed that this filing will become effective (check appropriate box)

     Immediately upon filing pursuant to paragraph (b)
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     on (date) pursuant to paragraph (b)
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 X   60 days after filing pursuant to paragraph (a)(1)
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     on (date) pursuant to paragraph (a)(J)
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     75 days after filing pursuant to paragraph (a)(Z)
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     on (date) pursuant to paragraph (a)(2) of rule 485:
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If appropriate, check the following box:

--- post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Section (a)(1) or Rule 24f-2. Rule 24f-2 Notice for the Registrant's fiscal year ending June 30, 1997 was filed on August 28, 1997.